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                                                                  EXECUTION COPY

EXHIBIT 10.28

                                     ALLONGE

         That certain Promissory Note (the "Note") in the maximum principal amount of $90,000,000.00 issued by TELECOMUNICACIONES DE PUERTO RICO, INC. ("Borrower"), a corporation organized under the laws of the Commonwealth of Puerto Rico to the order of BANCO POPULAR DE PUERTO RICO on May 16, 2002, which as of the date hereof the outstanding principal balance thereon is $40,000,000.00, and accrued interest thereon is $28,666.67, is hereby amended and modified as of the date hereof, as follows:

The first paragraph of the Note is hereby amended to read in its entirety as follows:

         "FOR VALUE RECEIVED, the undersigned, TELECOMUNICACIONES DE PUERTO RICO, INC., a Puerto Rico corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of BANCO POPULAR DE PUERTO RICO (the "Lender") for the account of its Applicable Lending Office on the Termination Date (each as defined in the Credit Agreement referred to below) the principal sum of U.S. $50,000,000.00 or, if less, the aggregate amount of the Revolving Credit Advances made by the Lender to the Borrower pursuant to the Revolving Credit Agreement dated as of May 16, 2002 among the Borrower, Puerto Rico Telephone Company, Inc., as Guarantor, the Lender and certain other lenders parties thereto, and Banco Popular de Puerto Rico ("BPPR"), as administrative agent (in such capacity, the "Administrative Agent") for the Lender and such other lenders (as amended or modified from time to time, the "Credit Agreement"; the terms defined therein being used herein as therein defined), outstanding on the Termination Date."

All other terms of the Note shall continue in full force and effect.

It is hereby understood and agreed by each of the parties hereto that this Allonge is not intended to cause an extinctive novation of the terms and conditions of, and the obligations under, the Credit Agreement and the Note, but is exclusively intended to reflect the reduction in the Commitment from $90,000,000.00 to $50,000,000.00, and shall not affect any of the obligations of Borrower under the Credit Agreement or under the Note (as amended hereby), all of which obligations shall continue in full force and effect as if originally incurred by Borrower as herein set forth. Capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Note.

                  [Remainder of Page Intentionally Left Blank]

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                                                                  EXECUTION COPY

Executed in San Juan, Puerto Rico, on December 31, 2002.

                                    TELECOMUNICACIONES DE PUERTO RICO, INC., as Borrower

                                    By:  ____________________________
                                         Maria Elena de la Cruz
                                         Treasurer

                                    BANCO POPULAR DE PUERTO RICO,
                                    as Lender

                                    By:  ____________________________
                                         Jorge Aldarondo
                                         Vice President

                                    BANCO POPULAR DE PUERTO RICO,
                                    as Administrative Agent

                                    By:  ____________________________
                                         Jorge Aldarondo
                                         Vice President

ACKNOWLEDGED:

PUERTO RICO TELEPHONE COMPANY, INC., as Guarantor

By:  ____________________________
     Maria Elena de la Cruz
     Treasurer

Affidavit No. ____

Subscribed before me in San Juan, Puerto Rico, on December 31, 2002, by the following persons, who I personally know: (i) Maria Elena de la Cruz, of legal age, ____________________, a business person, and a resident of ______________________, Puerto Rico, in her capacity as Treasurer of Telecomunicaciones de Puerto Rico, Inc., and of Puerto Rico Telephone Company; and (ii) Jorge Aldarondo, of legal age, married, a banker, and a resident of San Juan, Puerto Rico, in his capacity as Vice President of Banco Popular de Puerto Rico.

                                        ________________________________
                                                 Notary Public

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                                                                  EXECUTION COPY

                                 PROMISSORY NOTE

$50,000,000.00                                          Dated: December 31, 2002

         FOR VALUE RECEIVED, the undersigned, TELECOMUNICACIONES DE PUERTO RICO, INC., a Puerto Rico corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of BANCO POPULAR DE PUERTO RICO (the "Lender") for the account of its Applicable Lending Office on the Termination Date (each as defined in the Credit Agreement referred to below) the principal sum of U.S. $ 50,000,000.00 or, if less, the aggregate amount of the Revolving Credit Advances made by the Lender to the Borrower pursuant to the Revolving Credit Agreement dated as of May 16, 2002 among the Borrower, Puerto Rico Telephone Company, Inc., as Guarantor, the Lender and certain other lenders parties thereto, and Banco Popular de Puerto Rico ("BPPR"), as administrative agent (in such capacity, the "Administrative Agent") for the Lender and such other lenders (as amended or modified from time to time, the "Credit Agreement"; the terms defined therein being used herein as therein defined), outstanding on the Termination Date.

         The Borrower promises to pay interest on the unpaid principal amount of each Revolving Credit Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

         Both principal and interest are payable in lawful money of the United States of America to BPPR as Administrative Agent, at 209 Munoz Rivera Avenue, Hato Rey, Puerto Rico in same day funds. Each Revolving Credit Advance owing to the Lender by the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Promissory Note.

         This Promissory Note is one of the Revolving Credit Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things: (i) provides for the making of Revolving Credit Advances by the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Revolving Credit Advance being evidenced by this Promissory Note; and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         TELECOMUNICACIONES DE PUERTO RICO, INC.

         By:    ______________________________

         Name:  Maria E. de la Cruz
         Title: Treasurer